united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10201

The Appleton Funds
(Exact name of Registrant as specified in charter)

45 Milk Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip code)

James I. Ladge, 45 Milk Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 338-0700

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

APPLETON EQUITY GROWTH FUND Annual Report December 31, 2011
Investment Adviser Appleton Partners, Inc. 45 Milk Street, Eighth Floor Boston, MA 02109	Administrator JPMorgan 70 Fargo Street 3rd Floor Boston, MA 02110 1-877-712-7753

1

Dear Shareholder,

The S&P 500 Index’s price measure finished 2011 virtually unchanged, although the path it took to get there was anything but smooth. The volatility experienced during 2011 was twice the prior fifty years’ average. Headlines dominated fundamentals as fear mongering sell-offs and sharp rallies pushed many investors to capitulate. During the year, eighty-five companies fell twenty percent or more, compared with eleven in 2010, and fifteen in 2009. In the end, the S&P 500 Index experienced a total return, which includes dividends, of 2.11% for the year. Including fees, the Fund returned -4.29% over the same period. Much of the underperformance for the year can be attributed to stock selection in the Energy and Health Care sectors. The Fund’s overweight in the Materials sector also negatively impacted performance and although we remain positive on the sector, the overweight has been lowered to a modest position relative to the benchmark. As for what positively attributed to the Fund’s performance, stock selection in the Consumer Discretionary was the key driver. The continued underweight in Financials also positively impacted performance. Below we look back at the year that was and offer our views on the period ahead.

With various headlines commanding the attention of investors throughout the year, it was difficult to focus on the longer term underlying trends without succumbing to the volatility. In February, the leading news was out of the Middle East and North Africa, most notably an uprising in Egypt and a civil war in Libya. The result was a spike in the price of oil to $115/barrel. For much of the spring, the globe was transfixed on events unfolding in the wake of the earthquake and subsequent tsunami in Japan and the potential short-term and long-term economic impacts. The summer was undoubtedly the most volatile period of 2011 as investors coped with headlines out of Europe which highlighted continued concerns over sovereign debt and S&P’s downgrade of US debt. The Dow Jones Industrial Average alternated between gains and losses of more than 400 points over a four day period in August, marking the first occurrence of its kind in history. Daily share swings in the S&P 500 averaged 2.2 percent that month, the most for any August since 1932. Closing in on year-end, the fourth quarter was no less volatile. October proved to be one of the best Octobers on record as investors implied the worst was over in Europe, and a major crisis was averted. The market made a strong upward move, but true to form, there were several abrupt dips in the process, as the march back to positive territory on the year never seemed a certainty.

The resiliency of the stock market during 2011 in the face of significant challenges gives hope for 2012. Given relatively attractive equity valuation levels, continued positive surprises in earnings growth, minimal threat of inflation, and improving economic data, the fundamentals are in place for a continuation of the US market recovery.

Global economies will certainly impact the performance of the US economy, not to mention the multinational corporations headquartered on U.S. soil. Europe is clearly an area of concern, though fear over slowing growth and a hard landing in China have subsided to a degree, as it appears a more gradual slowing has occurred, and China’s monetary policy has resumed an accommodative stance. If moderate growth can be maintained in China and the emerging markets, it will help offset the drag of recession in Europe.

Potentially overzealous earnings estimate reductions by analysts provide a lower expectation hurdle for companies to achieve. As of this past October, analysts’ fourth quarter estimates for the S&P 500 companies were at 14% growth, but are now down to only 7%. While revision of estimates was warranted, Wall Street consensus on most companies is now well below company issued guidance.

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Meanwhile, the US economic indicators have also shown notable improvement recently. The manufacturing surveys indicate continued progress, while November housing starts rose 9.3%, and building permits rose 5.7%, marking their biggest gains since spring 2010. The recent four-week average of jobless claims has fallen to its lowest level since the financial crisis hit in 2008, and the US unemployment rate fell to 8.6% in November, the lowest rate since March 2009.

While the jobs numbers appear positive on the surface, much of the employment gain may be due to stronger than expected temporary hiring due to the unseasonably warm weather experienced over much of the country. Both the construction and retail sectors increased hiring to benefit from this. Potentially though, this stronger than expected seasonal hiring could lead to stronger than expected seasonal firing, as we move into 2012. Furthermore, with hourly earnings and wage growth remaining flat and the savings rate down to 3.5%, if consumers choose to rebuild household wealth, they will do so at the expense of discretionary spending.

Further hampering the consumer’s ability to spend could be the price of oil. After spiking in the early stages of 2011 due to geopolitical turmoil in the Middle East and Africa, oil prices pulled back throughout the summer as fears of a global recession weighed on traders.

However, given the latest developments in Iran, and with traders anticipating the global economy resuming a moderate pace of growth, oil has crept back over $100/barrel. The potential increase of a risk premium due to escalation in Iran could lead to an even greater increase in price. Consumers and businesses alike must be cautious.

Lastly, we believe the largest overhang from 2011 is the lack of confidence in policymakers both here and abroad as budget concerns persist and an election looms. While much of the fourth quarter rally was attributable to Europe averting crisis, no long term solutions were achieved. With the actions of the ECB, the risk of a near-term collapse in the European banking system has certainly diminished, but the root of the issue has not been resolved. At home, the political stalemate in Washington, most recently apparent in the payroll tax debate, will most likely continue until the elections in November. This gridlock further erodes consumer confidence and also hurts business owners, who must scramble to adjust to the short term “fixes” enacted by our Congress. The numerous, pending tax increases on the docket for 2013 also loom, as it is unlikely politicians will agree on much prior to the election. Until greater stability is established in the European Union, and confidence is restored in our own domestic leadership and budget, investor sentiment will remain unstable.

Investors appear content to take the stock market higher for the time being, given the improved fundamentals. However, amidst the uncertainty still at hand, volatility is likely to flare up and prevent a steady advance. We will continue to use pullbacks in the equity market as opportunities to purchase high quality companies with promising long term growth potential. Likewise, as we see fit we will take the opportunity to trim or exit stocks when the valuation or outlook compels us. Our focus will remain on US Large Cap Growth stocks, which should continue to outpace other equity investment styles in this gradual recovery.

Best wishes for a healthy and prosperous New Year.

Sincerely,

James Ladge, CFA

President

3

Comparison of the Change in Value of a $10,000 Investment

in the Appleton Equity Growth Fund, S&P 500 Index

and the Russell 1000 Growth Index

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolio of Investments
As of December 31, 2011 (Unaudited)
% of Net
Sector	Assets

Consumer, Cyclical	10.8%
Consumer, Non-Cyclical	10.4%
Energy	10.4%
Financials	6.6%
Healthcare	11.2%
Industrials	14.2%
Information Technology	19.7%
Materials	7.4%
Telecommunication Services	4.7%
Money Market Mutual Fund	4.9%
Liabilities in Excess of Other Assets	-0.3%
100.0%

4

APPLETON EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2011

Shares		Market Value
	COMMON STOCKS -95.4%
	CONSUMER, CYCLICAL - 10.8%
1,500	Amazon.com, Inc.*	$259,650
3,175	McDonald's Corp.	318,548
500	priceline.com, Inc.*	233,855
4,375	TJX Cos., Inc.	282,406
3,200	Under Armour, Inc. - Class A*	229,728
		1,324,187
	CONSUMER, NON-CYCLICAL - 10.4%
5,600	Church & Dwight Co., Inc.	256,256
2,850	Colgate-Palmolive Co.	263,312
3,500	Costco Wholesale Corp.	291,620
6,000	Kraft Foods, Inc. - Class A	224,160
3,700	PepsiCo, Inc.	245,495
		1,280,843
	ENERGY - 10.4%
2,200	Continental Resources, Inc.*	146,762
1,750	Core Laboratories N.V	199,412
3,775	Exxon Mobil Corp.	319,969
3,500	National Oilwell Varco, Inc.	237,965
4,100	Peabody Energy Corp.	135,751
3,500	Schlumberger Ltd.	239,085
		1,278,944
	FINANCIALS - 6.6%
4,400	Bank of Nova Scotia	219,164
6,000	JPMorgan Chase & Co.	199,500
2,050	The Goldman Sachs Group, Inc.	185,381
7,700	Wells Fargo & Co.	212,212
		816,257
	HEALTHCARE - 11.2%
5,500	Cerner Corp.*	336,875
3,600	Edwards Lifesciences Corp.*	254,520
6,100	Express Scripts, Inc.*	272,609
2,400	Perrigo Co.	233,520
4,200	Varian Medical Systems, Inc.*	281,946
		1,379,470
	INDUSTRIALS - 14.2%
4,575	Caterpillar, Inc.	414,495
13,500	CSX Corp.	284,310
3,000	Deere & Co.	232,050
13,000	General Electric Co.	232,830
3,250	Roper Industries, Inc.	282,327
1,600	W.W. Grainger, Inc.	299,504
		1,745,516
	INFORMATION TECHNOLOGY - 19.7%
5,900	Akamai Technologies, Inc.*	190,452
1,145	Apple, Inc.*	463,725
3,600	Cognizant Technology Solutions Corp. - Class A*	231,516
10,000	EMC Corp.*	215,400
550	Google, Inc. - Class A*	355,245

5

APPLETON EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued

December 31, 2011

Shares		Market Value
	COMMON STOCKS -95.4% (Continued)
	INFORMATION TECHNOLOGY - 19.7% (Continued)
1,950	International Business Machines Corp.	$358,566
11,100	Oracle Corp.	284,715
3,250	Visa, Inc. - Class A	329,973
		2,429,592
	MATERIALS - 7.4%
2,800	Agrium, Inc.	187,908
3,000	BHP Billiton, Ltd.- ADR	211,890
4,500	E.I. du Pont de Nemours & Co.	206,010
3,200	Molycorp, Inc.*	76,736
2,175	Praxair, Inc.	232,508
		915,052
	TELECOMMUNICATION SERVICES - 4.7%
4,750	American Tower Corp. - Class A*	285,048
7,150	Verizon Communications, Inc.	286,858
		571,906
	TOTAL COMMON STOCKS
	(COST $9,829,362)	$11,741,767

	Money Market Mutual Fund - 4.9%
601,414	Fidelity Money Market Fund	601,414

	TOTAL INVESTMENT SECURITIES - 100.3% (Cost $10,430,776)	$12,343,181

	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%	(38,174)

	NET ASSETS— 100.0%	$12,305,007

*	Non-income producing security

ADR—American Depositary

See accompanying Notes to Financial Statements.

6

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investment securities:
At acquisition cost	$10,430,776
At market value	$12,343,181
Dividends receivable	10,543
Receivable for securities sold	349,230
Other assets	14
TOTAL ASSETS	12,702,968

LIABILITIES
Payable to Adviser	1,380
Payable to other affiliates	14,530
Payable to Trustees	1,545
Professional Fees	25,383
Capital shares payable	874
Payable for securities purchased	350,448
Other accrued expenses and liabilities	3,801
TOTAL LIABILITIES	397,961

NET ASSETS	$12,305,007

NET ASSETS CONSIST OF
Paid-in capital	$11,608,147
Accumulated net realized losses from security transactions	(1,215,545)
Net unrealized appreciation on investments	1,912,405
NET ASSETS	$12,305,007

Shares of beneficial interest outstanding (unlimited number of shares
authorized, no par value)	1,574,560

Net asset value, offering price and redemption price per share	$7.81

See accompanying Notes to Financial Statements

7

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$151,071
Foreign taxes withheld on dividends	(1,529)
TOTAL INVESTMENT INCOME	149,542

EXPENSES
Investment advisory fees	130,006
Distribution expenses	32,501
Accounting services fees	29,999
Professional fees	23,499
Administration fees	23,999
Transfer agent fees	25,252
Trustees' fees and expenses	29,046
Custodian fees	10,352
Postage and supplies	5,501
Reports to shareholders	4,000
Insurance expense	7,022
Registration fees	4,890
TOTAL EXPENSES	326,067
Fees waived and expenses reimbursed by Adviser	(131,080)
NET EXPENSES	194,987

NET INVESTMENT LOSS	(45,445)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	570,986
Net change in unrealized appreciation/depreciation on investments	(1,121,135)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(550,149)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(595,594)

See accompanying Notes to Financial Statements.

8

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
FROM OPERATIONS
Net investment loss	$(45,445)	$(33,025)
Net realized gains from security transactions	570,986	500,155
Net change in unrealized appreciation/depreciation on investments	(1,121,135)	1,571,829
Net increase (decrease) in net assets from operations	(595,594)	2,038,959

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,512,395	1,958,371
Payments for shares redeemed	(1,445,816)	(1,450,692)
Net increase in net assets from capital share transactions	66,579	507,679

TOTAL INCREASE IN NET ASSETS	(529,015)	2,546,638

NET ASSETS
Beginning of period	12,834,022	10,287,384
End of period	$12,305,007	$12,834,022

CAPITAL SHARE ACTIVITY
Sold	186,591	272,447
Redeemed	(185,015)	(207,378)
Net increase in shares outstanding	1,576	65,069
Shares outstanding, beginning of period	1,572,984	1,507,915
Shares outstanding, end of period	1,574,560	1,572,984

See accompanying Notes to Financial Statements.

9

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2011	2010	2009	2008		2007

Net asset value at beginning of period	$8.16	$6.82	$5.52	$8.97		$7.56

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)	(0.01)	0.00	(a)	0.04
Net realized and unrealized gains (losses) on investments	(0.32)	1.36	1.31	(3.45)		1.41
Total from investment operations	(0.35)	1.34	1.30	(3.45)		1.45

Less distributions:
Dividends from net investment income	-	-	-	(0.00	)(a)	(0.04)

Net asset value at end of period	$7.81	$8.16	$6.82	$5.52		$8.97

Total return	(4.29%)	19.65%	23.55%	(38.41%)		19.15%

Net assets at end of period	$12,305,007	$12,834,022	$10,287,384	$7,650,640		$11,841,942

Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%		1.50%

Ratio of net investment income (loss) to average net assets	(0.35%)	(0.30%)	(0.25%)	0.06%		0.50%

Portfolio turnover rate	31%	38%	62%	40%		36%

(a)	Amount rounds to less than $0.01.

See accompanying Notes to Financial Statements.

10

APPLETON EQUITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1. Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Total Investment in Securities #	$11,741,767	$601,414	$-	$12,343,181

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

11

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Portfolio of Investments (“POI”). Level 2 consists of a Money Market Mutual Fund. Please refer to the POI for industry specifics of the portfolio holdings.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions – Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

There were no distributions paid during the fiscal years ended December 31, 2011 and 2010.

The following information is computed on a tax basis as of December 31, 2011:

Tax cost of portfolio investments	$10,430,776
Gross unrealized appreciation on investments	$2,492,123
Gross unrealized depreciation on investments	(579,718)
Net unrealized appreciation on investments	1,912,405
Capital loss carryforwards	(1,215,545)
Total accumulated earnings	$696,860

12

The capital loss carryforwards in the above table expire as follows:

Amount	December 31,
$1,215,545	2017

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $570,986.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. The reclassifications resulted from the difference in the tax treatment of net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. For the year ended December 31, 2011, the Fund reclassified $45,445 of net investment losses to paid-in capital on the Statement of Assets and Liabilities.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

2. Investment Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,908,074 and $4,126,233, respectively.

3. Transactions with Affiliates

Certain Trustees and Officers of the Trust are also Officers of Appleton Partners, Inc. (the Adviser) or JPMorgan Chase Bank, N.A. (JPMorgan) the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

13

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2012. For the year ended December 31, 2011, the Adviser waived $98,579.

Administration, Accounting and Transfer Agency Agreement

Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, JPMorgan receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these transfer agency and shareholder services, JPMorgan receives a monthly fee per shareholder account, subject to a monthly minimum fee. In addition, the Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, JPMorgan receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays JPMorgan certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Fund's portfolio securities.

Distribution Plan

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2011, the Fund accrued and the Adviser subsequently reimbursed $32,501 of distribution expenses under the Plan.

Underwriting Agreement

The Trust entered into an Underwriting Agreement on behalf of the Fund with Unified Financial Securities, Inc. (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives a monthly fee for its services.

14

Compliance Services Agreement

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund’s Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

4. Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IRFSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities must disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the sensitivity of the fair value measurement to changes in the unobservable inputs, and the interrelationships between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

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APPLETON EQUITY GROWTH FUND

OTHER ITEMS

December 31, 2011 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Securities and Exchange Commission's website; (ii) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund's and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expenses Paid
	Net Expense	Beginning	Ending	During the Six
	Ratio Annualized	Account Value	Account Value	Months Ended
	December 31,	July 1,	December 31,	December 31,
	2011	2011	2011	2011*

Actual	1.50%	$1,000.00	$924.30	$7.28
Hypothetical	1.50%	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/ 365] (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Appleton Funds:

We have audited the accompanying statement of assets and liabilities of the Appleton Equity Growth Fund (the Fund) of the Appleton Funds, including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Appleton Equity Growth Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2012

17

APPLETON EQUITY GROWTH FUND

ADVISORY AGREEMENT APPROVAL (Unaudited)

December 31, 2011

The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), reviewed and approved the Trust’s Investment Advisory Agreement with the Adviser at a meeting held on December 12, 2011.

The Adviser made a presentation to the Board with information requested by the Independent Trustees.  Such information included (i) information confirming the financial condition of the Adviser and the Investment Adviser’s profitability derived from its relationship with the Fund; (ii) a description of the personnel and services provided by the Adviser; (iii) comparative information on fees and investment performance; and (iv) information regarding brokerage and portfolio transactions. Comparative fee and performance information was provided through an independent third party.

The Board reviewed and discussed financial information provided by the Adviser.  The Board reviewed and considered the Adviser’s profitability derived from its relationship with the Fund and it was noted that the potential profitability was within ranges generally determined to be reasonable, given the services rendered and the Fund’s performance and services provided. The Board determined that the Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Act and the investment advisory agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fee.  The Board reviewed and considered any economies of scale which could be realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the shareholders of the Fund, noting that at this stage of the Fund in view of its relatively small size, no such economies of scale had been realized.

The Board also reviewed and considered the fees or other payments received by the Adviser, including information about fees generally charged by the Adviser to private clients, noting that the Adviser is required to provide services to the Fund, as a registered investment company, that it does not provide to private clients. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, noting that the Adviser’s fees were generally in line with fund peers. The Board also considered and reviewed information regarding brokerage, observing that the Fund, in light of its size, generates relatively little in brokerage fees.

The Board reviewed and considered the qualifications of the portfolio management team to manage the portfolio of the Fund, including the members’ history managing equity investments generally and their experience with the types of securities included in the Fund’s portfolio, as well as the members’ backgrounds and expertise and the amount of time each would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund and its investment program, that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board considered the nature, extent and quality of services rendered to the Fund by the Adviser and the investment performance of the Fund based on the data provided which included comparisons with the public markets as represented by indices and with peer funds. The Board determined that in light of the data taken as a whole and the nature of the investment program of the Fund, the investment performance was reasonable and acceptable. The Board concluded that the Fund’s fees paid to the Adviser were reasonable in light of comparative performance and advisory fee information, costs of the services provided and profits to be realized and benefits derived by the Adviser from its relationship with the Fund.

Based on this review, which included an executive session of the Trustees, it was the consensus of the Independent Trustees that the continuation of the Investment Advisory Agreement is in the best interest of the Fund and its shareholders.

18

APPLETON EQUITY GROWTH FUND

Management of the Trust (Unaudited)

December 31, 2011

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex

INTERESTED TRUSTEES*

James I. Ladge, CFA	President, Trustee	Senior Vice President , COO	1	Director, Cambridge
45 Milk Street, 8th floor	(December 2000 – Present)	Appleton Partners, Inc.		Appleton Trust, NA
Boston, MA 02109	Treasurer	(1993 – Present)
Age: 43	(December 2003 – Present)

Douglas C. Chamberlain, CFA	Trustee	President, CEO	1	Director, Cambridge
45 Milk Street, 8th floor	(December 2000 – Present)	Appleton Partners, Inc.		Appleton Trust, NA
Boston, MA 02109		(1998 – Present)
Age: 64

DISINTERESTED TRUSTEES:

Jack W. Aber PhD	Trustee	Professor, Boston University	1	Director, Manager
Boston University School of	(December 2000- Present)	(1972 – Present)		Funds
Management				Director, Third
595 Commonwealth Avenue				Avenue Funds
Boston, MA 02215
Age: 74

John M. Cornish, Esquire	Trustee	Partner, Choate, Hall & Stewart	1	Director, Thompson
Choate Hall & Stewart	(December 2000 – Present)	(1985 – Present)		Steel Company
2 International Place
Boston, MA 02110
Age: 64

Grady B. Hedgespeth	Trustee	Director, Financial Assistance	1	Director, National
1315 Independence Ave. SE #8	(December 2000 – Present)	Small Business Administration		Cooperative Bank
Washington, DC 20003		(2008 – Present)
Age: 56		Independent Consultant
(2005 - 2008)

OFFICERS:

Michele D. Hubley	Secretary and	Senior Vice President & Chief	N/A	N/A
45 Milk Street, 8th floor	Chief Compliance Officer )	Compliance Officer, Appleton Partners, Inc.
Boston, MA 02109	(December 2004 – Present)	(1995 – Present)
Age: 54

Kelli A. O’Brien	Assistant Secretary	Vice President, Regulatory Administration	N/A	N/A
70 Fargo Street, 3 East	(December 2011- Present)	Advisor, J.P. Morgan Chase Bank, N.A
Boston, MA 02210		(2011 – Present); Assistant Vice President,
Age: 29		Investor Services Associate Counsel,
Brown Brothers Harriman & Co. (2008-2011)

Benjamin T. Doherty	Assistant Secretary	Assistant Vice President,	N/A	N/A
70 Fargo Street, 3 East	(December 2011-Present)	Regulatory Administration Advisor,
Boston, MA 02210		J.P. Morgan Chase Bank, N.A.
Age: 26		(2011-Present)

Jason O’Connell	Assistant Treasurer	Vice President, Treasury and Compliance,	N/A	N/A
70 Fargo Street, 3 East	(December 2010-Present)	J.P. Morgan Chase Bank, N.A.
Boston, MA 02210		(2005-Present)
Age: 32

•	All Interested Trustees are such because of their interest in the investment adviser, as defined in the Investment Company Act of 1940.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling

1-877-71-Apple.

19

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial officers. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the Registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert.  Mr. Jack Aber is the Registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $22,050 for the December 31, 2011 fiscal year and $21,000 for the December 31, 2010 fiscal year, including fees associated with the annual audit and filings of the Registrant’s of Form N-SAR.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2011 or December 31, 2010 fiscal years.

(c)	Tax Fees. Tax fees totaled $3,480 for the December 31, 2011 fiscal year and $3,315 for the December 31, 2010 fiscal year.

(d)	All Other Fees. There were no other fees for the December 31, 2011 or December 31, 2010 fiscal years.

(e)(1)	Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

20

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $3,480 for the fiscal year ended December 31, 2011and $3,315 for the fiscal year ended December 31, 2010.

(h)	Not applicable

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Financial Officers was filed on March 3, 2006 with Form N-CSR for period ending December 31, 2005 and is hereby incorporated by reference.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) are filed herewith.

(a)(3)	Not applicable.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:	/s/ James I. Ladge
James I. Ladge President and Treasurer July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James I. Ladge
James I. Ladge President and Treasurer July 3, 2012